SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                        [x]
Filed by a Party other than the Registrant     [ ]
Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, For Use of the Commission
          Only (as permitted by Rule 14a-6(e) (2)
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Infocrossing, Inc.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)  Title of each class of securities to which transaction applies:

        2)  Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4)  Proposed maximum aggregate value of transaction:

        5)  Total fee paid:

[ ]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:

        2)  Form, Schedule or Registration Statement no.:

        3)  Filing Party:

        4)  Date Filed:

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 24, 2003

                           --------------------------

The Annual Meeting of Stockholders will be held at 9:00 A.M. on Tuesday, June 24, 2003, at the offices of the Company at 2 Christie Heights Street, Leonia, NJ 07605, for the following purposes:

1. To elect three Directors of the Company for a three-year term; and

2. To transact such other business as may properly come before the Annual
Meeting.

Only stockholders of record at the close of business on May 8, 2003 will be entitled to vote at the Annual Meeting.


             YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE YOUR PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DO ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.


                                    By order of the Board of Directors,





                                    Nicholas J. Letizia
                                    Secretary




May 9, 2003

                               INFOCROSSING, INC.
                            2 CHRISTIE HEIGHTS STREET
                            LEONIA, NEW JERSEY 07605
                                 (201) 840-4700
                          ----------------------------

                                 PROXY STATEMENT
       FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 24, 2003
                        --------------------------------

                               GENERAL INFORMATION

The enclosed Proxy is solicited on behalf of the Board of Directors of Infocrossing, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at 9:00 A.M. on Tuesday, June 24, 2003 (the "Meeting Date"), at the offices of the Company at 2 Christie Heights Street, Leonia, NJ 07605.

The authority granted by an executed Proxy may be revoked at any time before its use by (a) filing a written revocation with the Secretary of the Company, (b) submitting a new, duly-executed Proxy bearing a later date, or (c) voting in person at the Meeting. Shares represented by valid Proxies will be voted at the Meeting in accordance with the specifications in the Proxies.

If no specifications are made in otherwise properly executed Proxies, they will be voted FOR the election of the Directors nominated by the Board.

Only stockholders of record at the close of business on May 8, 2003 (the "Record Date") will be entitled to vote at the Meeting, either in person or by Proxy. On the Record Date, the Company had outstanding 5,378,516 shares of common stock, $0.01 par value, each entitled to one vote. In addition, the Company had outstanding 157,115 shares of Redeemable 8% Series A Cumulative Convertible Participating Preferred Stock (the "Preferred Stock"). Each share of Preferred Stock is entitled to 14.01 votes, which is the number of common shares into which each share of the Preferred Stock is entitled to be converted on the Record Date. The common stock and the Preferred Stock are the Company's only classes of voting stock currently outstanding. A majority in interest of the outstanding voting stock, represented at the Meeting either in person or by Proxy, constitutes a quorum for the transaction of business.

The Company will bear the cost of the solicitation of Proxies including, upon request, reimbursement of brokerage companies and other nominees for their reasonable expenses in forwarding solicitation materials to beneficial owners of common stock. In addition to the use of the mails, employees of the Company may devote part of their time to the solicitation of Proxies by telephone, telegraph, or in person, but no additional compensation will be paid to them.

The approximate date on which this Proxy Statement and accompanying Proxy are first being sent or given to stockholders is May 9, 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of April 30, 2003 by (a) all current Directors of the Company, (b) the Chief Executive Officer and the four most highly compensated executive officers of the Company whose salary exceeded $100,000 in the most recent year (the "Named Executives"), (c) all current directors and executive officers as a group, and (d) any other person known by the Company to be the beneficial owner of more than 5% of its common stock. Beneficial ownership includes shares that the beneficial owner has the right to acquire within sixty days of the above date from conversion of preferred stock (including accrued dividends thereon) and the exercise of options, warrants, or similar obligations. If no address is shown, the address of the beneficial owner is in care of the Company.
           BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK
------------------------------------------------------------------------
                                         Number of Shares     Percentage
Name and Address of Beneficial Owner    Beneficially Owned     of Class
-------------------------------------   ------------------    ----------

Zach Lonstein                           (1)      1,587,925       28.6%
-------------------------------------   ------------------    ----------
Robert B. Wallach                       (2)        526,475        9.0%
-------------------------------------   ------------------    ----------
Nicholas J. Letizia                     (3)         22,845         *
-------------------------------------   ------------------    ----------
Thomas Laudati                          (4)         27,213         *
-------------------------------------   ------------------    ----------
Roger A. Barrios                        (5)         31,114         *
-------------------------------------   ------------------    ----------
Tyler T. Zachem
MidOcean US Advisor, LLC
345 Park Avenue - 16th Floor
New York, NY  10154                     (6)          -             -
-------------------------------------   ------------------    ----------
Timothy W. Billings
MidOcean US Advisor, LLC
345 Park Avenue- 16th Floor
New York, NY  10154                     (6)          -             -
-------------------------------------   ------------------    ----------
Richard A. Keller
Sandler Capital Management
767 Fifth Avenue - 45th Floor
New York, NY  10153                     (7)      2,840,861       34.6%
-------------------------------------   ------------------    ----------
Samantha McCuen
Sandler Capital Management
767 Fifth Avenue - 45th Floor
New York, NY  10153                     (7)      2,840,861       34.6%
-------------------------------------   ------------------    ----------
Kathleen A. Perone
22 Ocean Drive Avenue
Monmouth Beach, NJ  07750               (8)         37,500         *
-------------------------------------   ------------------    ----------
Michael B. Targoff
1330 Avenue of the Americas
New York, NY  10019                     (9)         33,750         *
-------------------------------------   ------------------    ----------
Peter J. DaPuzzo
378 Taconic Road
Greenwich, CT  06831                    (10)        48,500         *
-------------------------------------   ------------------    ----------
All current Directors and executive officers
   as a group (15 persons)              (11)     4,802,430       55.1%
-------------------------------------   ------------------    ----------
                        Continued on next page.

------------------------------------------------------------------------
                                         Number of Shares     Percentage
Name and Address of Beneficial Owner    Beneficially Owned     of Class
-------------------------------------   ------------------    ----------
MidOcean Capital Investors, L.P.
345 Park Avenue - 16th Floor
New York, NY  10154                     (6)      2,859,927       34.7%
-------------------------------------   ------------------    ----------
Sandler Capital Management
767 Fifth Avenue
New York, NY  10153                     (7)      2,840,861       34.6%
-------------------------------------   ------------------    ----------
Sandler Capital Partners V, L.P.
767 Fifth Avenue
New York, NY  10153                     (12)     1,846,177       25.6%
-------------------------------------   ------------------    ----------
Sandler Capital Partners V FTE, L.P.
767 Fifth Avenue
New York, NY  10153                     (13)       756,356       12.3%
-------------------------------------   ------------------    ----------
Camden Partners
One South Street - Suite 2150
Baltimore, MD  21202                    (14)     1,319,435       19.7%
-------------------------------------   ------------------    ----------
Kern Capital Management, LLC
114 West 47th Street
New York, NY  10036                                317,600        5.9%
-------------------------------------   ------------------    ----------
Jack Silver
660 Madison Avenue
New York, NY  10021                                405,000        7.5%
-------------------------------------   ------------------    ----------
                      *       Less than 1% of Class

(1) Includes 175,500 shares of common stock issuable upon exercise of vested options held by Mr. Lonstein. Also includes 750,000 shares, held by Mr. Lonstein, that are subject to options held by MidOcean Capital Investors, L.P., Sandler Capital Management, and other parties to a private placement of securities (see "Certain Relationships and Related Party Transactions" below).

(2) Includes 477,050 shares of common stock issuable upon exercise of vested options held by Mr. Wallach.

(3) Includes 22,845 shares of common stock issuable upon exercise of vested options held by Mr. Letizia.

(4) Includes 27,213 shares of common stock issuable upon exercise of vested options held by Mr. Laudati.

(5) Includes 31,114 shares of common stock issuable upon exercise of vested options held by Mr. Barrios.

(6) Includes 1,102,440 common shares issuable upon conversion of 78,688.5 shares of Preferred Stock, including accrued dividends thereon, 1,382,487 common shares issuable upon exercise of warrants, and 375,000 common shares which may be purchased from Mr. Lonstein pursuant to an option, all of which are held by MidOcean Capital Investors, L.P. (formerly DB Capital Investors, L.P.). Ultramar Capital, Ltd., MidOcean Capital Partners, L.P, Existing Fund GP, Ltd., MidOcean Partners, LP and MidOcean Associates, SPC may all be deemed to be beneficial owners of the shares as a result of their direct or indirect control relationship with MidOcean Capital Investors, L.P. MidOcean Capital Partners, L.P. is the general partner of MidOcean Capital Investors, L.P. Existing Fund GP, Ltd. is the general partner of MidOcean Capital Partners, L.P. MidOcean Partners, LP is the sole owner of Existing Fund GP, Ltd. and MidOcean Associates, SPC is the general partner of MidOcean Partners, LP. J. Edward Virtue may be deemed the beneficial owner of the shares because he indirectly controls the securities, but disclaims beneficial ownership except to the extent of his pecuniary interest therein. The address for MidOcean Capital Investors, L.P., MidOcean Capital Partners, L.P., Existing Fund GP, Ltd., MidOcean Partners, LP and MidOcean Associates, SPC is 345 Park Avenue, 16th Floor, New York, New York 10154. MidOcean Capital Investors, L.P. owns 50.1% of the outstanding shares of Preferred Stock.

(7) Includes 1,095,090 common shares issuable upon conversion of 78,164 shares of Preferred Stock, including accrued dividends thereon, 1,373,271 common shares issuable upon exercise of warrants, and 372,500 common shares which may be purchased from Mr. Lonstein subject to options. Ms. McCuen and Mr. Keller are Managing Directors of Sandler Capital Management, which is the general partner of Sandler Investment Partners, L.P., which in turn is the general partner of five funds that collectively own the Preferred Stock, warrants, and options noted above. Ms. McCuen and Mr. Keller have shared voting and dispositive power over such Preferred Stock, warrants, and options. The five funds collectively own 49.7% of the outstanding shares of Preferred Stock.

(8) Includes 37,500 shares of common stock issuable upon exercise of non-qualified options held by Ms. Perone.

(9) Includes 33,750 shares of common stock issuable upon exercise of vested options held by Mr. Targoff.

(10) Includes 42,500 shares of common stock issuable upon exercise of vested options held by Mr. DaPuzzo.

(11) Includes 1,095,090 common shares issuable upon conversion of 78,164 shares of Preferred Stock and 1,373,271 common shares issuable upon exercise of warrants. Also includes 866,219 shares of common stock issuable upon exercise of options collectively held by the fifteen directors and executive officers of the Company.

(12) Includes 711,661 common shares issuable upon conversion of 50,796 shares of the Preferred Stock, including accrued dividends thereon, 892,441 common shares issuable upon exercise of warrants, and 242,075 common shares which may be purchased from Mr. Lonstein subject to an option.

(13) Includes 291,559 common shares issuable upon conversion of 20,810 shares of Preferred Stock, including accrued dividends thereon, 365,622 common shares issuable upon exercise of warrants, and 99,175 common shares which may be purchased from Mr. Lonstein subject to an option.

(14) Includes 8,571 common shares issuable upon exercise of warrants received in connection with a prior loan to the Company, and 875,000 vested warrants received in connection with a Securities Purchase Agreement (See "Certain Relationships and Related Party Transactions", below). Includes securities held by Camden Partners Strategic Fund II-A, L.P.; Camden Partners Strategic Fund II-B, L.P.; the Cahill, Warnock Strategic Partners Fund, L.P.; and Strategic Associates, L.P., (the "Camden Entities"). Along with Cahill, Warnock Strategic Partners, L.P., each fund has shared voting and dispositive power over the total number of shares owned by the Camden Entities. Each of the Camden Entities disclaims beneficial ownership over any shares not held of record by it.


                       PROPOSAL I - ELECTION OF DIRECTORS

The Board consists of nine Directors divided into three classes.

The persons named in the table below are the Class A directors nominated by the Board for election at the Meeting, each to serve a three-year term or until their respective successors are duly elected and qualified. Each has consented to being named a nominee in this Proxy Statement and has agreed to serve as a Director if elected at the Meeting. Unless otherwise indicated, the persons named in the Proxy intend to vote their shares for the election of these nominees. Pursuant to a Stockholders' Agreement, MidOcean Capital Investors, L.P. (formerly DB Capital Investors, L.P.); Sandler Capital Management; Camden Partners; and the Management and Non-Management Stockholders as therein defined have agreed that each party will vote shares over which they have voting power (approximately 54% of the total voting shares) to elect the slate of Directors nominated by the Board. If any nominee becomes unable to serve prior to the Meeting, Proxies will be voted for such other candidates as may be nominated by the Board of Directors.

Directors will be elected by a plurality of the votes properly cast at the meeting. Abstentions and broker non-votes will not be treated as votes cast for this purpose, but will be treated as shares present for the purpose of determining whether a quorum is present.
                                                                  DIRECTOR
NAME                  POSITIONS WITH THE COMPANY        AGE        SINCE
-------------------   --------------------------      ------   --------------

Peter J. DaPuzzo *           Director                    62         2001

Richard A. Keller            Director                    38         2001

Tyler T. Zachem              Director                    37         2000

* Mr. DaPuzzo previously served on the Company's Board from July 1999 through May 2000.

The name, principal occupation with the Company, and certain information concerning each of the Directors and executive officers of the Company as of April 30, 2003 are set forth in the table below. Also set forth following the table is certain additional information regarding each individual's business experience.

                                                                    DIRECTOR   TERM
NAME                  POSITIONS WITH THE COMPANY              AGE    SINCE    EXPIRES
-------------------   ------------------------------------   -----  --------  -------
Zach Lonstein         Chief Executive Officer & Chairman
                         of the Board of Directors             59     1984     2005
Robert B. Wallach     President, Chief Operating
                         Officer & Director                    64     2001     2005
Roger A. Barrios      Senior Vice President of the Company
                         and President of a subsidiary         52       -        -
William J. McHale     Senior Vice President, Finance           48       -        -
Thomas Laudati        Senior Vice President,
                         Enterprise Engineering                45       -        -
Garry Lazarewicz      Senior Vice President, Research
                         & Development                         54       -        -
Nicholas J. Letizia   Senior Vice President, General
                         Counsel, Treasurer & Secretary        51       -        -
Michael Wilczak       Senior Vice President -
                         Corporate Development                 32       -        -
Timothy W. Billings   Director                                 30     2002     2004
Peter J. DaPuzzo      Director                                 62     2001     2003
Richard A. Keller     Director                                 38     2001     2003
Samantha McCuen       Director                                 34     2000     2005
Kathleen A. Perone    Director                                 49     2000     2004
Michael B. Targoff    Director                                 58     2001     2004
Tyler T. Zachem       Director                                 37     2000     2003

ZACH LONSTEIN has been the Company's Chairman of the Board since he organized the Company in 1984, Chief Executive Officer from 1984 through June 2000 and from November 2001 to the present, and President from 1984 to May 1996. From 1981 to 1984, Mr. Lonstein was Vice President and General Manager of the Commercial On-Line division of Informatics General Corporation ("Informatics" subsequently renamed Sterling Federal Systems, Inc.), a computer software and services company listed on the New York Stock Exchange. In 1970, Mr. Lonstein was a founder and President of Transportation Computing Services Corp. ("TCS"). In 1981, TCS was sold to Informatics. The Company purchased the Commercial On-Line division of Informatics in 1984.

ROBERT B. WALLACH joined the Company in June 1995, was President from May 1996 until June 2000 and from November 2001 to the present, and a Director of the Company from 1992 until May 2000. In August 2001, he was reelected to the Board of Directors. From June 2000 through April 2001, he was President of the Company's Managed Services Division. In April 2001, he was named Chief Operating Officer of the Company. Prior to June 1995, he was sole proprietor of Horizons Associates, a consulting firm he founded in 1985. Mr. Wallach has more than 20 years of operating experience including senior management positions with Boeing Computer Services, Informatics, and the Financial Information Services Group/Strategic Information division of Ziff Communications.

ROGER A. BARRIOS has served as President of AmQUEST, Inc. ("AmQUEST") since its inception in 1995 and continues in this position subsequent to the acquisition of AmQUEST by the Company in February 2002 (See "Certain Relationships and Related Transactions"). Mr. Barrios also serves as a Senior Vice President of the Company. Prior to joining AmQUEST, Mr. Barrios served in several positions between 1980 and 1995 within American Software, Inc., the prior parent of AmQUEST.

WILLIAM J. MCHALE was named Senior Vice President, Finance of the Company in September 2002. Prior to joining Infocrossing, from 1990 through 2001, Mr. McHale was Chief Financial Officer and Executive Vice President at Eden LLC, a regional importer and distributor. He assisted with that company's sale of its brand and licensing rights to Learning Curve International. Eden LLC filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code on June 15, 2001. Prior to Eden, Mr. McHale held senior operations and finance positions with Amerada Hess Corporation and several private companies. Mr. McHale, a Certified Public Accountant also spent six years with Arthur Andersen & Co..

THOMAS LAUDATI has been Senior Vice President, Technical Services, of the Company since 1997 and a Vice President of the Company since 1995, when the Company purchased MCC Corp. Mr. Laudati joined MCC Corp in 1988 as a senior analyst, and was promoted to Vice President of Technical Services in April 1991. Prior to joining MCC Corp., Mr. Laudati held positions in the programming departments of Horizons Bancorp and Colonial Life Insurance Company.

GARRY LAZAREWICZ has been Senior Vice President, Research & Development, of the Company since August 1, 1999, and Vice President since June 1995, when the Company purchased MCC Corp. Mr. Lazarewicz, who oversees all corporate research and development, joined MCC Corp. in 1979, and was promoted to Vice President in 1985. From 1971 through 1979, he was employed at Global Terminal and Computer Services, where his last position was Director of MIS.

NICHOLAS J. LETIZIA joined the Company as Chief Financial Officer and Secretary in November 1998. In April 2001, Mr. Letizia ceased being the Company's Chief Financial Officer and was named to the new position of Senior Vice President and General Counsel. In June 2002, he was named to the additional position of Treasurer. Prior to joining Infocrossing, he was Chief Financial Officer of InterEquity Capital Corporation, the general partner of a Small Business Investment Company. Before joining InterEquity in November 1997, he was Vice President of, and later a consultant to, Helmstar Group, Inc. from 1987 until November 1997. His employment experience also includes professional positions with Arthur Andersen & Co. and Donaldson, Lufkin & Jenrette. Mr. Letizia is a Certified Public Accountant (Inactive Status) and a member of the New Jersey Bar.

MICHAEL WILCZAK joined the Company as Senior Vice President of Corporate Development on March 1, 2001. Prior to joining Infocrossing, Mr. Wilczak was Director of e-Infrastructure Outsourcing for Cabletron Systems and its spin-off, Global Network Technology Services. From October 1998 through October 1999, when he joined Cabletron, Mr. Wilczak was Marketing Development Manager for Qwest Communications, and from June 1993 until leaving to join Qwest, he held several positions with AT&T, the last being Client Business Manager.

TIMOTHY W. BILLINGS was elected to the Board of Directors in April 2002. Mr. Billings is a Vice President of MidOcean US Advisor, LLC, an affiliate of MidOcean Capital Investors, L.P. (formerly DB Capital Investors, L.P.). From May 2000 through February 2003, Mr. Billings was a Senior Associate at DB Capital Partners, Inc., an affiliate of DB Capital Investors, L.P. Prior to April 2000, Mr. Billings held various investment banking positions at UBS Warburg from April 1996 to April 2000 and Chase Manhattan Bank from July 1995 to March 1996.

PETER J. DAPUZZO was reelected to the Board of Directors on November 27, 2001. He had previously served on the Company's Board from July 1999 through May 2000. Prior to 2002, Mr. DaPuzzo was the Co-President and CEO of Cantor Fitzgerald and Company, the equity institutional sales and trading division of Cantor Fitzgerald LP. Mr. DaPuzzo is also a Senior Managing Director of Cantor Fitzgerald LP. Mr. DaPuzzo joined Cantor Fitzgerald in 1993. Mr. DaPuzzo is President of the National Organization of Investment Professionals, a professional group of institutional and broker dealer senior managers, a member the Presidential Advisory Committee to the President of Security Traders Association of New York, and a member and the immediate past Chairman of the Securities Industry Association - Institutional Traders Committee.

RICHARD A. KELLER was elected to the Board of Directors in April 2001. Mr. Keller has been Managing Director of Sandler Capital Management since June 2000. From February 1996 until March 2000, Mr. Keller was a partner of Chartwell Investments, a private equity investment firm. Mr. Keller's prior professional experience includes positions as an investment banker with Merrill Lynch & Co. and as an attorney with the firm of Davis Polk & Wardwell.

SAMANTHA MCCUEN was elected to the Board of Directors in May 2000. Ms. McCuen joined Sandler Capital Management in January 1996, and has been Managing Director since January 2000. Prior to January 1996, Ms. McCuen held both equity research and investment banking positions at Morgan Stanley Dean Witter, an investment banking firm. Ms. McCuen is also a member of the board of Register.com.

KATHLEEN A. PERONE was elected to the Board of Directors in September 2000. In June 2002, Ms. Perone became President and Chief Executive Officer of Focal Communications, Inc., headquartered in Chicago, IL. Beginning in April 2000, Ms. Perone was Managing Director of Acappella Ventures LLC, a Delaware limited liability corporation, which invested in early stage telecommunications and technology enterprises. From August 2001 to February 2002, she was Chairman and Chief Executive Officer of Lightrade, Inc., a private corporation that filed in March 2001 for bankruptcy protection under Chapter 7 of the U.S. Bankruptcy Code. From January 1998 through March 2000, Ms. Perone was employed by Denver-based Level(3) Communications, LLC as President - North American Operations. Prior to 1998, Ms. Perone held various positions with MFS Communications (now WorldCom), including President - Global Services Division and President - Telecom East. Ms. Perone is also a member of the boards of directors of Focal Communications Corp and Tellium, Inc.

MICHAEL B. TARGOFF was elected to the Board of Directors in May 2001. Mr. Targoff is the owner of Michael B. Targoff & Co., a company he founded in January 1998 that seeks active or controlling investments in telecommunications and related industry early stage companies. From January 1996 through January 1998 Mr. Targoff was president and chief operating officer of Loral Space and Communications Ltd. Mr. Targoff had been senior vice president of Loral Corporation prior to the combination of Loral's defense electronics and systems integration businesses with Lockheed Martin in 1996. Mr. Targoff is a director and chairman of the audit committee for both Globalstar Telecommunications Limited and Leap Wireless International, Inc., and a director of ViaSat, Inc.

TYLER T. ZACHEM was elected to the Board of Directors in May 2000. Mr. Zachem is a Managing Director of MidOcean US Advisor, LLC, an affiliate of MidOcean Capital Investors, L.P. (formerly DB Capital Investors, L.P.). From June 1999 through February 2003, Mr. Zachem was Managing Director of DB Capital Partners, Inc., an affiliate of DB Capital Investors, L.P. From July 1993 through June 1999, Mr. Zachem was a partner in the firm of McCown, DeLeeuw & Company, a private equity firm.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors held seven meetings during 2002 and took one action by unanimous written consent. The Company has standing Audit and Options and Compensation Committees of the Board of Directors. The Company does not have a nominating committee. During 2002 (or for such shorter period during which they served) all Directors attended at least 75% of the meetings of the Board of Directors and the meetings of the committees on which they served.

AUDIT COMMITTEE

The Audit Committee consists of Directors who are not employees of the Company. During 2002, the Audit Committee consisted of Ms. Perone (Chairperson) and Messrs. Targoff, and DaPuzzo. The Audit Committee met five times in 2002, and took one action by unanimous written consent. Each of the members of the Audit Committee meets the requirements for being members as prescribed by the listing standards of the Nasdaq Stock Market. Each of the members of the Audit Committee is independent as independence is defined by the listing standards of the Nasdaq Stock Market.

In June 2000, the Board of Directors adopted an Audit Committee Charter pursuant to requirements of the Securities and Exchange Commission. The Charter was amended in August 2001. The Audit Committee meets periodically with management and the Company's independent certified public accountants to discuss their evaluation of internal accounting controls, the quality of financial reporting, and related matters. The independent auditors have free access to members of the Audit Committee without the presence of management, if necessary, to discuss the results of their audits. The Company requires that all services provided by the independent auditors be pre-approved by the Audit Committee. The report of the Audit Committee appears on page 17.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

In 2002, the Options and Compensation Committee consisted of Messrs. Zachem (Chairman) and Lonstein, Ms. McCuen, and Ms. Perone. Ms. McCuen and Mr. Zachem are non-employee directors who are also Managing Directors of affiliates of organizations that have an investment in the Company (See "Certain Relationships and Related Party Transactions" below). Mr. Lonstein is an executive officer of the Company. Ms. Perone is a non-employee director.

OPTIONS AND COMPENSATION COMMITTEE

The Options and Compensation Committee of the Board of Directors of the Company is responsible for, among other matters, establishing policies applicable to the compensation of the Company's executive officers and reporting on such policies to the Board of Directors and stockholders; determining the salaries, incentive compensation and other remuneration of executive officers of the Company who are directors; and reviewing salaries, compensation and remuneration for all other officers of the Company. The Committee regularly reviews the effectiveness of the Company's executive compensation practices and revises them as appropriate. The Board may also delegate the authority to the Options and Compensation Committee to negotiate contracts with certain employees. The Options and Compensation Committee met twice during 2002, and took four actions by unanimous written consent. A report on the compensation philosophy of the Committee and its executive compensation activities during 2002 appears on page 13.

EXECUTIVE COMMITTEE

The Executive Committee of the Board of Directors may act with the authority of the Board except that it may not (i) submit any matter to a vote of the stockholders, (ii) fill any Board vacancies, (iii) set any compensation for Board members, and (iv) amend or repeal the By-Laws or any Board resolution which by its terms may not be so amended or repealed. The Executive Committee consisted of Messrs. Lonstein (Chairman), Keller, Targoff, Wallach, and Zachem. The Executive Committee neither met nor took any action in 2002.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The Summary Compensation Table below includes, for each of the years ended December 31, 2002, 2001, and 2000, individual compensation for services to the Company and its subsidiaries as paid to the Named Executives.

                                    SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------
                                       Annual Compensation            Long Term Compensation
                               ------------------------------------ ---------------------------
                                                                              Awards
                                                                    ---------------------------
                                                           Other                   Securities
Name and Principal                                         Annual    Restricted    Underlying     All Other
Position at                      Salary     Bonus       Compensation   Stock      Options/SARS  Compensation
December 2002           Year      ($)         ($)           ($)       Awards (#)      (#)            ($)
-------------------- --------- --------- ------------ ------------- ------------ -------------- -------------
Zach Lonstein          2002     413,437   195,000(a)       -             -            (e)            -
Chief Executive        2001     397,031   225,000(c)       -             -             -             -
Officer & Chairman     2000     386,979   175,000(d)       -             -              300          -
-------------------- --------- --------- ------------ ------------- ------------ -------------- -------------
Robert Wallach         2002     413,437   195,000(a)       -             -            (e)            -
President & Chief      2001     397,031   225,000(c)       -             -             -             -
Operating Officer      2000     394,792    50,000(d)       -             -               50          -
-------------------- --------- --------- ------------ ------------- ------------ -------------- -------------
Roger A. Barrios *     2002     209,274    20,000(b)       -             -           70,000          -
Sr. VP & President     2001       -           -            -             -             -             -
of AmQUEST, Inc.       2000       -           -            -             -             -             -
-------------------- --------- --------- ------------ ------------- ------------ -------------- -------------
Nicholas J. Letizia    2002     183,750    10,000(b)       -             -           10,000          -
Sr. VP & General       2001     176,667    15,000(c)       -             -             -             -
Counsel                2000     170,000    35,000(d)       -             -             -             -
-------------------- --------- --------- ------------ ------------- ------------ -------------- -------------
Thomas Laudati         2002     180,000    75,000(b)       -             -            2,500          -
Sr. VP                 2001     157,500    55,000(c)       -             -             -             -
                       2000     150,000    35,000(d)       -             -             -             -
-------------------- --------- --------- ------------ ------------- ------------ -------------- -------------

* On February 5, 2002, the Company purchased AmQUEST, Inc., and Mr. Barrios was made President of this subsidiary and Senior Vice President of the Company on that date.

(a) Bonus earned in 2002. $95,000 has been paid through April 30, 2003. Additionally, in 2003 Messrs. Lonstein and Wallach were each granted options to purchase 10,000 shares of the Company's common stock.

(b) Bonus earned in 2002, paid in April 2003. (c) Bonus earned in 2001, paid in January 2002. (d) Bonus earned in 2000, paid in January 2001.

The Named Executives may participate in certain group life, health, and other non-cash benefit plans, which are generally available to all Company employees. The Company also maintains a 401(k) Savings Plan (the "Plan") covering all eligible employees who have attained the age of 21 years and worked at least 1,000 hours in a one-year period. The Company may make matching contributions at the discretion of the Board of Directors. For the twelve-month periods ended December 31, 2002, 2001, and 2000, the Company did not make any matching contributions.

OPTION GRANT TABLE

The following table gives information concerning grants of options made to the Named Executives during 2002:

                    OPTION GRANTS DURING THE LAST FISCAL YEAR
                               INDIVIDUAL GRANTS
---------------------------------------------------------------------------------  POTENTIAL REALIZABLE VALUE
                      NUMBER OF      PERCENT OF                                     AT ASSUMED ANNUAL RATES OF
                     SECURITIES    TOTAL OPTIONS                                  STOCK PRICE APPRECIATION FOR
                     UNDERLYING      GRANTED TO                                           OPTION TERM
                       OPTIONS      EMPLOYEES IN     EXERCISE       EXPIRATION    ------------------------------
                     GRANTED (#)    FISCAL YEAR    PRICE ($/SH)        DATE            5% ($)         10% ($)
------------------- -------------- --------------- -------------- --------------- -------------- ---------------
Zach Lonstein             -              -               -              -               -               -
Robert Wallach            -              -               -              -               -               -
Roger A. Barrios       70,000 (a)      27.8%             $6.3050     02/04/12          $277,563        $703,398
Nicholas J.
Letizia                10,000 (b)       4.0%             $6.2685     02/03/12           $39,422         $99,904
Thomas Laudati          2,500 (b)       1.0%             $6.2685     02/03/12            $9,856         $24,976

(a) This option becomes exercisable as to one-third of the shares on February 4, 2004, and as to one thirty-sixth of the shares each month thereafter for 24 months.

(b) These options become exercisable as to one-third of the shares on February 3, 2004, and as to one thirty-sixth of the shares each month thereafter for 24 months.

The Company did not award any stock appreciation rights or reprice any stock options during the twelve months ended December 31, 2002.


AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

The following table contains information concerning the stock options held by the Named Executives during the year ended December 31, 2002. No stock appreciation rights have been granted by the Company.

                         AGGREGATED OPTION EXERCISES DURING THE TWELVE MONTHS ENDED
                                DECEMBER 31, 2002 AND YEAR-END OPTION VALUES
--------------------------------------------------------------------------------------------------------------
                          Securities Received
                            from Exercise of            Number of Securities          Value of Unexercised
                           Options during the          Underlying Unexercised        In-the-Money Options at
                          Twelve Months ended          Options at December 31,          December 31, 2002
                           December 31, 2002                  2002 (#)                       ($) (2)
                        -------------------------     --------------------------    --------------------------
                                      Net Value
                          Number      Received                          Un-                            Un-
Name                    of Shares       ($)(1)        Exercisable    Exercisable    Exercisable    Exercisable
--------------------    ----------    -----------     -----------    -----------    -----------    -----------
Zach Lonstein               8,633     $49,850 (3)       195,500         5,000            -              -
Robert Wallach               -           -              477,050          -           $439,868           -
Roger A. Barrios             -           -                 -           70,000            -              -
Nicholas J. Letizia          -           -               18,400        19,600            -              $315
Thomas Laudati               -           -               26,100         3,500          41,006             79

(1) The amount shown represents the aggregate excess of the market value of the shares of common stock as of the date of the exercise over the exercise price paid.

(2) The amounts shown represent the aggregate excess of the market value of shares of common stock underlying in-the-money options at December 31, 2002 over the exercise price of those options.

(3) This option for 25,000 shares was exercised through the surrender of 16,367 shares. The market price on the date of exercise approximated the exercise amount of the option. The difference was paid in cash to the Company.

COMPENSATION OF DIRECTORS

Members of the Board of Directors who are not full-time employees of the Company are granted non-qualified options to purchase 1,250 shares of the Company's common stock for each meeting attended. Subject to approval by the Board of Directors, members of the Audit Committee each receive an annual grant of a non-qualified option to purchase 2,500 shares of the Company's common stock. Employees of the Company who are also Directors, and Directors who are also affiliates of the funds that have invested in the Company, do not receive compensation for their service as Directors.

Upon their election to the Board of Directors, Ms. Perone and Messrs. Targoff and DaPuzzo each were granted a non-qualified option to purchase 25,000 shares of the Company's common stock.


EMPLOYMENT AGREEMENTS WITH  EXECUTIVE OFFICERS

Effective as of November 1, 1999, Mr. Lonstein and the Company entered into an employment agreement with a three-year term. This agreement provided for an annual salary of $375,000 with increases in the second and third years of at least 5% per annum. The Options and Compensation Committee of the Board of Directors had the right, which was not exercised, to provide for a greater annual increase and also the responsibility to set the parameters for the bonus calculation. The agreement also provided for a grant of a nonqualified option to purchase 150,000 shares of the Company's common stock at an exercise price equal to the market value of the stock on November 10, 1999, in accordance with the Plan. In addition, the agreement required that the Company provide Mr. Lonstein a current model automobile and purchase a health club membership. The agreement also provided that the Company shall nominate Mr. Lonstein to serve as the Chairman of the Company's Board of Directors.

Effective as of November 1, 1999, Mr. Wallach and the Company entered into an employment agreement with a three-year term. This agreement provided for an annual salary of $375,000 with increases in the second and third years of at least 5% per annum. The Options and Compensation Committee of the Board of Directors had the right, which was not exercised, to provide for a greater annual increase and also the responsibility to set the parameters for the bonus calculation. The agreement also provided for a grant of a non-qualified option to purchase 150,000 shares of the Company's common stock at an exercise price equal to the market value of the stock on November 10, 1999, in accordance with the Plan. In addition, the agreement required that the Company provide Mr. Wallach a current model automobile and purchase a health club membership.

The stated term of each of the foregoing employment agreements was to expire on October 31, 2002. At the end of the stated term, each agreement provides that will continue in full force until either the executive or the Company provides one year notice of termination.

In connection with the acquisition of AmQUEST, Inc. described below in "Certain Relationships and Related Party Transactions" on February 5, 2002, AmQUEST and Mr. Barrios entered into an employment agreement with a one year term with automatic three-month extensions. This agreement provides for an annual salary of $210,000, a vehicle allowance of $500 per month, an annual bonus of up to 30% of his salary to be determined by the Board of Directors of AmQUEST, and a one-time bonus of up to $32,000 based on certain operations as determined by the Chief Executive Officer of AmQUEST. The agreement also provides for a grant of a non-qualified option to purchase 70,000 shares of the Company's common stock at an exercise price equal to the market value of the stock on February 5, 2002, in accordance with the Plan.

REPORT ON EXECUTIVE COMPENSATION

The Options and Compensation Committee of the Board of Directors administers the compensation of the executive officers of the Company. During 2002, the Options and Compensation Committee was composed of four directors, three of whom were not employed by the Company. The following report is submitted by the Options and Compensation Committee regarding compensation paid during 2002.

The Company's compensation policies are designed to attract, motivate, and retain superior talent to enable the Company to achieve its business objectives and to align the financial interest of the executive officers with the stockholders of the Company.

The compensation of executive officers consists of base compensation, participation in benefit plans generally available to employees, and in some instances, bonuses and/or options. In setting compensation, the Options and Compensation Committee strives to maintain base compensation for the Company's executive officers at levels which the Committee, based on its experience, believes are competitive with the compensation of comparable executive officers in similarly situated companies while relying on stock options and the bonus plan to provide significant performance incentives.

Executive officers are eligible to participate in a bonus plan. Awards under the bonus plan are determined by the Options and Compensation Committee. The Options and Compensation Committee relies significantly on the recommendation of the Chief Executive Officer with respect to the bonus to be awarded to the other executive officers. The executive officers, as well as other key employees, may receive discretionary bonuses based on a subjective evaluation of the performance of the Company and their contributions to the Company.

Each of the executive officers and certain key employees are eligible to receive awards under the Amended and Restated 2002 Stock Option and Stock Appreciation Rights Plan (the "2002 Plan"). Prior to the adoption of the 2002 Plan in June 2002, executive officers and certain key employees were eligible to receive awards under the Amended and Restated 1992 Stock Option and Stock Appreciation Rights Plan (the "1992 Plan"). With the adoption of the 2002 Plan, awards will no longer be made under the 1992 Plan. The purpose of each of the foregoing plans is to align a portion of the officers' compensation with the stockholders' interest and the long-term success of the Company. In determining the number of options to be granted to each executive officer, the Options and Compensation Committee reviews the recommendations provided by the Chief Executive Officer with respect to the executive officers other than the Chief Executive Officer and makes a subjective determination regarding those recommendations. Grants of options must be approved by a majority of the non-employee members of the Options and Compensation Committee.

In determining executive compensation for 2002, the Options and Compensation Committee reviewed the relative contributions of each executive officer during 2002; the Company's performance for 2002; and in the case of Messrs. Lonstein, Wallach, and Barrios, the employment agreements between the Company and each of them. Messrs. Laudati and Letizia do not have employment agreements with the Company. Based on the individual experience of its members, the Options and Compensation Committee believes the compensation for each Named Executive Officer for 2002 was reasonable based on each executive officer's experience, level of responsibility, and the contributions made and expected to be made by each to the Company. See "Employment Agreements" for a description of the employment agreements between the Company and each of Messrs. Lonstein, Wallach, and Barrios.

Options and Compensation Committee

Zach Lonstein
Samantha McCuen
Kathleen A. Perone
Tyler T. Zachem

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In May 2000, the Company issued 157,377 shares of redeemable 8% Series A Cumulative Convertible Participating Preferred Stock (the "Series A Preferred Stock") and warrants to purchase 2,531,926 shares of the Company's common stock. The Company received $58,430,596 after payment of issuance costs and related legal fees. The two holders of substantially all (156,852 shares) of the shares of the Series A Preferred Stock are each entitled to name two of the Company's Directors. On April 30, 2003, these individuals are Messrs. Zachem, Billings, Keller, and Ms. McCuen.

As of March 31, 2003, Mr. Lonstein was indebted to the Company in the amount of $85,745. This indebtedness is payable on demand and bears interest at the prime rate of interest plus 1% per annum.

As of March 31, 2003, Mr. Wallach was indebted to the Company in the amount of $96,117. This indebtedness is payable on demand and bears interest at the prime rate.

In 2003, the Options and Compensation Committee agreed that, subject to a schedule to be determined, the Company would forgive the loans (and accrued interest thereon) payable to the Company by Messrs. Lonstein and Wallach.

As of March 31, 2003, Mr. Laudati is indebted to the Company in the amount of $36,153. This indebtedness is payable on demand and bears interest at the prime rate.

No advances have been made to the above individuals, other than accrued interest on outstanding balances, since July 30, 2002.

On February 5, 2002, the Company entered into a Stock Purchase Agreement with American Software, Inc., a Georgia corporation ("ASI") whereby the Company purchased all of the outstanding capital stock of AmQUEST, Inc., a Georgia corporation ("AmQUEST"), from its former parent company ASI (the "AmQUEST Acquisition"). As consideration for the purchase of AmQUEST's shares, the Company paid ASI $19,634,000 in cash, after certain post closing adjustments.

The Company financed the AmQUEST Acquisition through (i) the application of the proceeds of the financing described below and (ii) cash held by the Company.

AmQUEST, a managed services provider that delivers technology infrastructure management services to enterprise clients, will continue to operate its business as a wholly-owned subsidiary of the Company. Roger A. Barrios, a Senior Vice President of the Company, has served as President of AmQUEST since its inception in 1995 and has continued in this position subsequent to the AmQUEST Acquisition.

On February 1, 2002, in anticipation of the consummation of the AmQUEST Acquisition described above, the Company entered into a Securities Purchase Agreement (the "SPA") with Cahill, Warnock Strategic Partners Fund, L.P.; Strategic Associates, L.P.; Camden Partners Strategic Fund II-A, L.P.; and Camden Partners Strategic Fund II-B, L.P. (collectively known as "Camden") whereby the Company issued Senior Subordinated Debentures (the "Debentures") and warrants (the "Initial Warrant") to purchase, initially, 2,000,000 shares of the common stock of the Company (subject to adjustments as provided in the SPA) in exchange for an investment of $10,000,000 from Camden. Pursuant to the SPA, the proceeds of the sale of the Debentures to Camden were used to partially fund the acquisition.

Pursuant to the rules of the Nasdaq National Market, the issuance of shares of Common Stock representing more than 19.999% of the outstanding Common Stock upon the exercise of any warrants requires the approval of the stockholders of the Company. On June 25, 2002, the stockholders approved a resolution authorizing this transaction.

Pursuant to the terms of a Stockholders' Agreement, as long as any indebtedness under the Camden Debentures remains outstanding, the Camden Entities shall have the right to designate an observer to attend and participate, but not vote, at meetings of the Board of Directors and receive materials provided to the Directors. As of April 30, 2003, indebtedness of approximately $11,236,000 plus accrued interest remained outstanding.


STOCK PERFORMANCE GRAPH

The accompanying graph compares cumulative total stockholder return on the Company's common stock with the NASDAQ Domestic Stock Index and the NASDAQ Computer and Data Processing Services Index (SIC Code 737). The graph assumes that $100 was invested in the Company's common stock and each index on December 31, 1997.

                              [GRAPH APPEARS HERE]

                                     STOCKHOLDER RETURN
                                      AS OF DECEMBER 31,
                        --------------------------------------------------
                        1997     1998     1999     2000      2001     2002

Company Common Stock    $100     $109     $253      $61       $61      $63

NASDAQ Domestic Index    100      141      262      158       125       87

NASDAQ Computer and
  Data Processing
  Services Index         100      178      392      181       145      100

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the executive officers and Directors of the Company, and persons who beneficially own more than ten percent of the Company's Common Stock, to file reports of ownership of Company securities and changes of ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to the Company.

Based solely on a review of the copies of reports furnished to the Company or representations of the Company's Directors and executive officers that no additional reports were required, the Company believes that during the twelve months ended December 31, 2002 the executive officers, Directors, and other persons beneficially owning more than ten percent of the Company's Common Stock complied with all applicable Section 16(a) filing requirements on a timely basis, except as to a Form 3 which was not filed in a timely manner for Mr. Billings.


                   INFORMATION CONCERNING INDEPENDENT AUDITORS

FEES BILLED BY ERNST & YOUNG, LP, THE COMPANY'S INDEPENDENT AUDITORS

                                             FOR THE YEARS ENDED DECEMBER 31,
                                                 2002                 2001
                                          -----------------    -----------------
AUDIT FEES                                $       248,000      $       198,250
AUDIT-RELATED FEES - PRIMARILY FOR DUE
     DILIGENCE RELATED TO THE AMQUEST
    ACQUISITION AND BENEFIT PLAN AUDITS            44,795               64,280
TAX FEES - PRIMARILY FOR
    PREPARATION AND
    TAX AUDIT SUPPORT                              86,135              145,815
                                           --------------        -------------
                                          $       378,930      $       408,345
                                           ==============        =============


REPRESENTATION AT THE MEETING

A representative of Ernst & Young, LLP is expected to be present at the Meeting. Such representative will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions. Ernst & Young, LLP, has been selected to audit the Company's financial statements for the year ending December 31, 2003.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors, and appoints the Company's independent auditors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held five meetings during the year ended December 31, 2002 and two meetings so far in 2003. The Audit Committee also took action by written consent once during 2002.

The independent auditors also provided the Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent auditors that firm's independence with respect to the Company and its management. The Committee has also reviewed the Sarbanes-Oxley Act of 2002, and the rules of the Securities and Exchange Commission promulgated thereunder, with respect to auditor independence and has defined the amount and scope of services that may be performed by the independent auditors consistent with maintaining the auditors' independence. The Audit Committee requires that all services of the independent auditors be pre-approved by the Audit Committee. The Audit Committee has considered whether the independent auditors provision of non-audit services to the Company and the audit and non-audit fees paid to the independent auditors, are compatible with maintaining the independent auditors' independence. On the basis of its review, the Audit Committee determined that the independent auditors have the requisite independence.

Based on the Audit Committee's discussions with management and the independent auditors, the Audit Committee's review of the audited financial statements, the representations of management regarding the audited financial statements, and the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

Audit Committee

Kathleen A. Perone, Chairperson
Peter J. DaPuzzo
Michael B. Targoff

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

In order for a stockholder proposal to be considered for inclusion in the Company's Proxy Materials for the 2004 Annual Meeting, it must be received by the Company's Secretary at 2 Christie Heights Street, Leonia, NJ 07605, no later than January 13, 2004.


                                 OTHER BUSINESS

The Board of Directors knows of no other business to be acted upon at the Meeting other than the matters described in this Proxy Statement. If other business is properly presented for consideration at the Meeting, or any adjournment thereof, the enclosed Proxy shall be deemed to confer discretionary authority on the persons named therein to vote the shares represented by such Proxy as to such other business.

The Board of Directors would appreciate the prompt return of the enclosed Proxy, signed and dated.


                                  ANNUAL REPORT

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 WILL BE PROVIDED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY AT 2 CHRISTIE HEIGHTS STREET, LEONIA, NJ 07605.

                                 FORM OF PROXY

                                     [FRONT]

                               INFOCROSSING, INC.
                  PROXY FOR THE ANNUAL MEETING ON JUNE 24, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Zach Lonstein and Robert B. Wallach proxies, each with the power to appoint his substitute and with authority in each to act in the absence of the other, to represent and to vote all shares of stock of Infocrossing, Inc. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 2 Christie Heights Street, Leonia, New Jersey, on Tuesday, June 24, 2003 at 9:00AM local time, and at any adjournments thereof, (the "Meeting") as indicated on the proposals described in the Proxy Statement and all other matters properly coming before the Meeting.

                                    DATED: ______________________________, 2003


                                    Signature: ________________________________


                                    Signature: ________________________________

                                    Please sign exactly as your name or names appear to the left. For joint accounts, both owners must sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.



                                     [BACK]


              A VOTE FOR THE ELECTION OF THE NOMINEES LISTED BELOW
                    IS RECOMMENDED BY THE BOARD OF DIRECTORS

1.  ELECTION OF DIRECTORS:     |_| FOR all nominees listed below
                                   (except as marked to the contrary)

                               PETER J. DAPUZZO; RICHARD A. KELLER;
                               AND TYLER T. ZACHEM

                               |_| WITHHOLD AUTHORITY to vote for ALL nominees

INSTRUCTION: To withhold authority to vote for an individual nominee, write that nominee's name in the following space:


--------------------------------------------------------------------------------


THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE --- ELECTION OF DIRECTORS.
       IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE